Q3 2024 Earnings Presentation November 6, 2024

We have made statements in this presentation that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, economic performance, financial condition, goals, strategies, investment objectives, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as “believes”, “expects”, “anticipates”, “estimates”, “plans”, “intends”, “projects”, “pursue”, “will” or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures or other co-investment vehicles), incorporate alternative technologies (including artificial intelligence) into our offerings, achieve satisfactory returns on new product offerings, continue our revenue management, expand and manage our global operations, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and transition to more sustainable sources of energy; (ii) changes in customer preferences and demand for our storage and information management services, including as a result of the shift from paper and tape storage to alternative technologies that require less physical space; (iii) the costs of complying with and our ability to comply with laws, regulations and customer requirements, including those relating to data privacy and cybersecurity issues, as well as fire and safety and environmental standards; (iv) the impact of attacks on our internal information technology (“IT”) systems, including the impact of such incidents on our reputation and ability to compete and any litigation or disputes that may arise in connection with such incidents; (v) our ability to fund capital expenditures; (vi) the impact of our distribution requirements on our ability to execute our business plan; (vii) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes; (viii) changes in the political and economic environments in the countries in which we operate and changes in the global political climate; (ix) our ability to raise debt or equity capital and changes in the cost of our debt; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) unexpected events, including those resulting from climate change or geopolitical events, could disrupt our operations and adversely affect our reputation and results of operations; (xiv) failures to implement and manage new IT systems; (xv) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvi) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this presentation. Reconciliation of Non-GAAP Measures Throughout this presentation, Iron Mountain discusses (1) Adjusted EBITDA, (2) Adjusted EPS, and (3) AFFO. These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included in the Supplemental Reporting Information. Forward Looking Statements 2

Strong quarterly performance and exceeded guidance ● Revenue of $1.6 billion ● AFFO of $332 million ● Net Income of $(34) million Data Center: Leased 106 megawatts year to date and project 130 megawatts for the year ALM: Another quarter of double digit organic growth and completed two complementary acquisitions Q3 Highlights 3 ● Adjusted EBITDA of $568 million ● AFFO per share of $1.13 ● Total Revenue growth of 12% ● Adjusted EBITDA growth of 14% ● AFFO growth of 10% ● AFFO per share growth of 11% Year over Year Growth

Third Quarter 2024 4

Well Positioned Balance Sheet 5 • $2.0 billion of liquidity • 78% fixed rate debt • 5.7% weighted average interest rate • 4.9 years weighted average maturity • Quarter-end leverage of 5.0x net lease adjusted ○ Lowest level since before the company’s REIT conversion in 2014

2024 Guidance 6 (1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. ($ in millions, except per share data) Total Revenue $6,000 - $6,150 Adjusted EBITDA $2,175 - $2,225 AFFO $1,300 - $1,335 AFFO Per Share $4.39 - $4.51 4th Quarter Outlook ~$1,600 ~$595 ~$358 ~$1.21 2024 Guidance (1) In light of the strength of the quarter and our positive outlook for the remainder of the year, we are on track to achieve the high end of our full year guidance.